SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8

                      AMENDMENT TO APPLICATION OR REPORT
                 Filed pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

     CIS Capital Equipment Fund, Ltd. 2, a California Limited Partnership
                        Commission File Number 0-16763

                                AMENDMENT NO. 1


      The undersigned registrant hereby amends its current report on Form 8-K dated December 1, 1994, filed December 14, 1994, to add the following exhibits as set forth below:

Item 7.  Financial Statements, Proforma Financial Information and Exhibits

         (c)   Exhibits (to be sent in paper format).

28.57 Railcar Purchase Agreement (this "Agreement"), dated as of December 1, 1994, by and between CIS Capital Equipment Fund, Ltd. 2, a California limited partnership ("Seller") with an office and place of business at One CIS Parkway, Syracuse, NY 13221 and The David J. Joseph Company, a Delaware corporation with an office and place of business at 300 Pike Street, Cincinnati, OH 45202-4214 ("Buyer").

28.58 Amendment and Supplement to Railroad Equipment Lease (this "Amendment"), dated as of December 1, 1994, is by and between CIS Capital Equipment Fund, Ltd. 2, a California limited partnership ("Lessor") and Westvaco Corporation, a Delaware corporation ("Lessee").
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CIS CAPITAL EQUIPMENT FUND, LTD. 2
                                    A Florida Limited Partnership


                                    RJ LEASING, INC.
                                      A General Partner



Date:                               By: J. Davenport Mosby, III
                                        J. Davenport Mosby, III
                                        President